Exhibit 32.2

CERTIFICATION PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

Pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, I, John P. Kavanaugh, Senior Vice President and Chief Financial Officer of Perspecta Inc. (the "Company"), hereby certify that, to my knowledge:

(1)The Company’s Quarterly Report on Form 10-Q for the fiscal quarter ended June 30, 2018, (the "Report") fully complies with the requirements of Section 13(a) or 15(d), of the Securities Exchange Act of 1934; and

(2)The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Dated:	August 14, 2018	/s/ John P. Kavanaugh
John P. Kavanaugh
Senior Vice President and Chief Financial Officer
(Principal Financial Officer)